Subsequent Events	12 Months Ended
Jul. 31, 2021
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent Events

38. Subsequent Events

Transfer of US Stock exchange Listing from NYSE to the Nasdaq

On August 13, 2021, the Company applied to transfer its U.S. stock exchange listing from the New York Stock Exchange to the Nasdaq. The transfer was completed on August 24, 2021, at which point the common shares of HEXO began trading as a Nasdaq-listed security with the shares continuing to trade under the symbol "HEXO".

Closing of Underwritten Public Offering for US$144.8M

On August 24, 2021, the Company closed an underwritten public offering for total gross proceeds of US$144,786. The Company sold 49,080,024 units of the Company at a price of US$2.95 per unit under this offering. Each unit is comprised of one common share of the Company and one half of one common share purchase warrant of the Company. Each full warrant is exercisable to acquire one common share of the Company for a period of five years following the closing date of the Offering at an exercise price of US$3.45.

Acquisition of Redecan

On August 30, 2021 the Company completed its acquisition of all of the outstanding shares of the entities that carry on the business of Redecan, a privately-owned licensed producer which serves the Canadian adult-use and medical markets. At closing, HEXO paid the selling shareholders of Redecan $400,000 in cash and delivered 69,721,116 newly issued common shares of HEXO with an approximate value of $214,043. Upon closing the acquisition of Redecan, Peter James Montour joined the Company board of directors. Will Montour will act as non-voting observer on the board of directors, until his election to the board in accordance with the investor rights agreement undertaken at acquisition.

The transaction is expected to be treated as business acquisition under IFRS 3, accounted for using the acquisition method.

Acquisition of 48North Cannabis Corp.

On September 1, 2021, HEXO completed the acquisition of 48North Cannabis Corp. ("48North"), a licensed cannabis producer that serves the Canadian medical and adult-use markets with a brand portfolio that includes: 48North, Trail Mix and Latitude.

The Company acquired all issued and outstanding common shares of 48North at a conversion rate of one common share of 48North to 0.02366 of a HEXO common share. The total number of shares acquired and reissued were 5,352,005 with an approximate value of $16,951. Shares of 48North were de-listed from the TSX Venture Exchange on September 2, 2021.

The transaction is expected to be treated as business acquisition under IFRS 3, accounted for using the acquisition method.

Truss Beverage Co. Receives Manufacturing Cannabis Licensing

On October 1, 2021, Truss LP received their cannabis manufacturing licenses from Health Canada. As of the date of these financial statements, the Company continues to assess the financial and accounting impact of Truss Beverage Co. receiving their cannabis manufacturing license. The Company is in the process of establishing a new agreement between the Company and Truss LP which may result in the Company acting as an agent, facilitating sales between Truss LP and our customers, and therefore the Company would likely cease recording such sales on a gross basis.